BBH TRUST
BBH GLOBAL CORE SELECT
CLASS N SHARES ("BBGNX")
RETAIL CLASS SHARES ("BBGRX")
SUPPLEMENT DATED JULY 10, 2018
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2018

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective July 10, 2018, the sections captioned "Portfolio Manager Information" starting on page 27 of the Statement of Additional Information and "Compensation Structure" on page 28 of the Statement of Additional Information are deleted in their entirety and replaced with the following:

Portfolio Manager Information

The following information about the Fund's Portfolio Manager, Ms. Regina Lombardi, is provided as of the end of the Fund's most recently completed fiscal year.

Other Accounts Co-Managed by Regina Lombardi	Total Number of Other Accounts Managed/
Total Assets (in millions)

Registered Investment Companies	1/$134
Other Pooled Investment Vehicles	1/$77
Other Accounts	2/$52

No account managed by Ms. Lombardi has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Ms. Lombardi: $500,001-$1,000,000

Compensation Structure

Ms. Lombardi is a Managing Director of BBH&Co. She is paid a fixed base salary and variable incentives based on her performance, the investment performance of the Fund and other portfolios managed by Ms. Lombardi, and the overall profitability of BBH&Co.  Ms. Lombardi's base salary is determined within a market competitive salary range, based on her experience and performance, and is consistent with the salaries paid to other managing directors of BBH&Co. The variable incentives are composed of four separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the "Performance Bonus"). The second element consists of notional shares of the Fund and one other fund of the Trust that vest at the end of three years (the "Long Term Incentive Plan Award"). The third element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the "Managing Director's profit share"). The fourth and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time. The main criteria for establishing Ms. Lombardi's Performance Bonus and Long-Term Incentive Plan Award are the investment performance of the Fund and certain other funds and separate accounts managed by Ms. Lombardi that follow a similar investment strategy as the Fund and Ms. Lombardi's leadership, collaboration, and communication skills.  Ms. Lombardi's Managing Director's profit share is consistent with the percentage received by other managing directors of BBH&Co.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.